UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 18, 2005
                                                --------------------------------

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-12302                                       06-1196501
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   (Commission File Number)                    (IRS Employer Identification No.)


              122 Fifth Avenue, New York, NY                           10011
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On August 18, 2005, Barnes & Noble, Inc. (the "Company") issued a press release announcing its results for the second quarter ended July 30, 2005 and the initiation of the cash dividend described under Item 8.01. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP") in the press release attached hereto as Exhibit 99.1, the Company provides certain financial results which exclude certain charges. The Company's management reviews these non-GAAP financial measures internally to evaluate the Company's performance and manage its operations. Additionally, the Company believes that such information also provides investors a better understanding of the Company's current operating results and provides comparable measures to help investors understand the Company's future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measures as required under SEC rules regarding the use of non-GAAP financial measures. In fiscal 2005, the charge was for the write off of unamortized deferred financing fees resulting from the replacement of the Company's $400 million credit facility with a new $850 million credit facility, and the pre-payment and cancellation of the Company's $245 million term loan. In fiscal 2004, the charge was for the write-off of the unamortized portion of the deferred financing fees from the issuance of the Company's convertible subordinated notes and for payment of the redemption premium. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

Item 8.01  Other Events

     On August 18, 2005, the Company announced it had authorized the initiation of a quarterly cash dividend of $0.15 per share for stockholders of record at the close of business on September 9, 2005, payable on September 30, 2005.

Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press Release of Barnes & Noble, Inc., dated August 18, 2005


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BARNES & NOBLE, INC.
                                               (Registrant)




                                               By: /s/Joseph J. Lombardi
                                                   -------------------------
                                                   Joseph J. Lombardi
                                                   Chief Financial Officer


Date:   August 18, 2005

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

99.1              Press Release of Barnes & Noble, Inc., dated August 18, 2005